EXHIBIT 10

                                 Paul N. Ambrose, Jr.
                                   Attorney At Law
                                  666 Godwin Avenue
                                     Suite 130
                               Midland Park, New Jersey



Re:  MH Elite Portfolio of Funds registration


Gentlemen:

I have been asked to provide this opinion in connection with the registration under the Securities Act of 1933 ("Securities Act") of an unlimited number of shares of the Common Capital Stock (par value $0.01 per share) of MH Elite Portfolio of Funds, Inc. ("the Fund").

I have examined the Certificate of Incorporation of the Fund; the by-laws of the Fund; various pertinent corporate proceedings; if any; and such other items considered to be material to determine the legality of the authorized but un-issued shares of the Fund's common stock.

Based upon the foregoing, it is my opinion and to the best of my knowledge and belief, that upon effectiveness of the Securities Act Registration Statement of the Fund, filed pursuant to the provisions of Section 24(e) of the Investment Company act of 1940, to register an unlimited number of shares of the Fund's common stock ($0.01 per share par value) and during such time as such Registra-tion Statement continues to be in effect, the Fund will be authorized to soli-cit, and cause to be solicited share purchase orders and to issue its shares for a cash consideration, as described in the Fund's proposed Prospectus and State-ment of Additional Information, which shares so issued will be validly issued, fully paid and non-assessable.

I offer no opinion with respect to the offer and sales of the Fund's securities under security laws of the fifty states, the District of Columbia, any territory of the United States or any foreign country.

I consent to the inclusion of this opinion as an exhibit to the Securities Act Registration Statement of the Fund and to the reference in the Fund's Prospectus and/or Statement of Additional Information to the fact that this opinion con-cerning the legality of the issue on behalf of the Fund, as issuer, has been rendered by me.








                                                         Very Truly Yours;




                                                         Paul N. Ambrose, Jr.
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